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                                                                      EXHIBIT 23


                             CITIZENS CORPORATION

                      CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-97066) of Citizens Corporation of our report dated February 3, 1998, which appears in this Annual Report on Form 10-K.

                                           /s/  PRICE WATERHOUSE LLP
                                           -------------------------------
                                                Price Waterhouse LLP

Boston, Massachusetts
March 24, 1998

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